                                POWER OF ATTORNEY
         Know all by these presents, that the undersigned hereby constitutes and appoints each of Michael J. Rohleder and James A. Merrill, singly and not jointly, the undersigned's true and lawful attorney-in-fact to:
         (1)      execute, deliver  and file for and on behalf of the undersigned
                  Forms 3,  4 and 5 relating to securities of GMX Resources,
                  Inc. (the "Company") in accordance with Section 16(a) of the
                  Securities Exchange Act of 1934, as amended, and the rules thereunder;
         (2)      do and perform any and all acts for and on behalf of the
                  undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange Commission and
                  any stock exchange or other authority; and
         (3)      take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such
                  attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned.
         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and all acts and things whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended. This
Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys in fact.
         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of August, 2011.
                                          /s/ Timothy L. Benton
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                                          Signature
                                          Timothy L. Benton
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